EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the Year Ended December 31, 2004 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






Date:  March 30, 2005                             /S/ JON NIX
                                             -------------------------------

                                             Jon Nix
                                             President and
                                             Chief Executive Officer






Date:  March 30, 2005                             /S/ ROBERT CHMIEL
                                             -------------------------------
                                             Robert Chmiel
                                             Chief Financial Officer